Exhibit 99.1

FTI Consulting, Inc.

Current Investor Presentation

May 2016

Cautionary Note About Forward-Looking Statements

This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues, future results and performance, expectations, plans or intentions relating to acquisitions and other matters, business trends and other information that is not historical, including statements regarding estimates of our medium-term growth targets or other future financial results. When used in this presentation, words such as “anticipates,” “estimates,” “expects,” “goals,” “intends,” “believes,” “forecasts,” “targets,” “objectives” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, estimates of our medium-term growth targets and our future financial results, are based upon our expectations at the time we make them and various assumptions. Our expectations, beliefs, projections and growth targets are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs, estimates or growth targets will be achieved, and the Company’s actual results may differ materially from our expectations, beliefs, estimates and growth targets. The Company has experienced fluctuating revenues, operating income and cash flow in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer, the mix of the geographic locations where our clients are located or where services are performed, adverse financial, real estate or other market and general economic conditions, which could impact each of our segments differently, the pace and timing of the consummation and integration of past and future acquisitions, the Company’s ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients and other risks described under the heading “Item 1A Risk Factors” in the Company’s most recent Form 10-K filed with the SEC and in the Company’s other filings with the SEC, including the risks set forth under “Risks Related to Our Reportable Segments” and “Risks Related to Our Operations.” We are under no duty to update any of the forward looking statements to conform such statements to actual results or events and do not intend to do so.

2

FTI Consulting: A Leader Among Leaders

FCN

Publicly traded

$1.5BLN

Equity market capitalization(1)

1982

Year founded

4,600+

Total employees worldwide

430+

Senior Managing Directors

81

Offices in 81 cities around the globe

9

9 Specialized Industry Practice Groups

2	Nobel Laureates

10/10

Advisor to world’s top

10 bank holding companies

92/100

Advisor to clients of 92 of the world’s top 100 law firms

48/100

48 of Global 100 corporations are clients

(1)Total Shares outstanding times the closing share price as of March 31, 2016.

3

Overview

FTI Consulting is a leading professional services company with strong people and strong positions – corporations and law firms come to FTI Consulting when there is a critical need

In 2015, the Company delivered a double-digit Adjusted EPS gain marking the best year-over-year improvement in Adjusted EPS since 2009

Shifting from a capital driven to an organic growth strategy – with an emphasis on profitable revenue growth

Committed to building a profitable business with sustainable underlying growth, regardless of economic conditions

Willingness to invest EBITDA in key growth areas where we have strong people and strong positions

Believe we are on a path towards double-digit year-over-year Adjusted EPS growth

4

Balanced and Diversified Portfolio

Corporate Finance & Restructuring

- Bankruptcy Support Services
- Business Transformation Services
- Interim Management Services
- Investment Banking
- Litigation Support
- Performance Improvement
- Private Equity Advisory
- Restructuring/Turnaround Services
- Transaction Services
- Valuation & Financial Advisory Services

Forensic and Litigation Consulting

- Business Insurance Claims
- Compliance, Monitoring & Receivership
- Construction & Environmental Solutions
- Dispute Advisory Services
- Financial Enterprise & Data Analytics
- Financial Services
- Forensic Accounting & Advisory Services
- Global Risk & Investigations Practice
- Government Contracts
- Health Solutions
- Insurance
- Intellectual Property
- Trial Services

Economic Consulting

- Antitrust & Competition Economics
- Business Valuation
- Center for Healthcare Economics & Policy
- Intellectual Property
- International Arbitration
- Labor & Employment
- Public Policy
- Regulated Industries
- Securities Litigation & Risk Management

Technology

- Computer Forensics & Investigations
- Discovery Consulting
- E-discovery Software & Services

Strategic Communications

- Corporate Communications
- Creative Engagement & Digital Communications
- Crisis Communications
- Employee Engagement & Change Communications
- Financial Communications
- Litigation Communications
- M&A Communications
- Public Affairs
- Restructuring & Financial Issues
- Shareholder Activism & Proxy Advisory
- Strategy Consulting & Research

Q1 2016 Segment Revenues



10%
10%
27%
28%
25%

Q1 2016 Segment EBITDA



7%
9%
36%
25%
23%

FTI CONSULTING

5

Corporate Finance & Restructuring

Services	
Bankruptcy Support Services	Transaction Services
Business Transformation Services	Valuation & Financial Advisory Services
Interim Management Services	
Investment Banking	
Litigation Support	
Performance Improvement	
Private Equity Advisory	
Restructuring/Turnaround Services	

Clients

- Corporations/C-Suite
- Boards of Directors
- Equity Sponsors
- Secured Lenders
- Unsecured Creditors

	2010	2011	2012	2013	2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	2015	Q1 2016
Segment Revenue	$396,216	$364,409	$394,719	$382,526	$391,115	$106,212	$109,113	$113,487	$111,586	$440,398	$127,156
Segment Gross Profit Margin	41.8%	37.4%	39.5%	35.9%	32.6%	39.8%	37.6%	39.5%	36.5%	38.3%	40.7%
Segment SG&A	$59,629	$60,499	$61,027	$71,966	$75,382	$20,528	$19,695	$18,852	$22,475	$81,550	$20,823
Adjusted Segment EBITDA[1]	$108,152	$75,942	$95,916	$67,183	$55,492	$22,480	$22,032	$26,662	$18,927	$90,101	$31,603
Adjusted Segment EBITDA Margin[1]	27.3%	20.8%	24.3%	17.6%	14.2%	21.2%	20.2%	23.5%	17.0%	20.5%	24.9%
Segment Billable Headcount	620	587	697	737	706	735	775	830	838	838	857

(in thousands, except percentages and headcount data) (unaudited)

[1] See accompanying financial tables and "End Notes: FTI Consulting Non-GAAP Data Reconciliations" for the definition and reconciliations of Adjusted Segment EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP measure, and the definition of Adjusted Segment EBITDA Margin.

FTI CONSULTING
6

Corporate Finance & Restructuring (continued)

Segment Offering

The Corporate Finance & Restructuring segment focuses on strategic, operational, financial and capital needs of businesses by addressing the full spectrum of financial and transactional challenges faced by companies, boards, private equity sponsors, creditor constituencies and other stakeholders.

Medium–Term Initiatives

Reinforce core positions e.g., TMT, retail, company-side, interim management, creditor rights

Drive organic growth in new/adjacent businesses where we have the right to win, e.g., Office of the CFO, carve out

Drive overseas bets to fruition e.g., EMEA transaction advisory services, EMEA Tax

Focus on profitability enhancements e.g., geographic rationalization, cost control, engagement profitability improvements

Q1 2016 Form 10–Q Management’s Discussion & Analysis

Revenues increased $20.9 million, or 19.7%, to $127.2 million for the three months ended March 31, 2016, which included a 1.9% estimated negative impact from foreign currency translation.

? Excluding the estimated impact of foreign currency translation, revenues increased by $23.0 million, or 21.6%.

? This increase was primarily driven by higher demand and realized rates for the segment’s distressed service offerings in

North America.

Gross profit increased $9.4 million, or 22.3%, to $51.7 million for the three months ended March 31, 2016. Gross profit margin increased 0.9 percentage points for the three months ended March 31, 2016.

? Stronger demand, higher realized rates and success fees in North America distressed service offerings drove a majority of the increase.

Adjusted Segment EBITDA for the quarter was $31.6 million or

24.9% of revenues as compared to $22.5 million or 21.2% of revenues in the prior year quarter.

7

Forensic and Litigation Consulting

Services

- Business Insurance Claims
- Compliance, Monitoring & Receivership
- Construction & Environmental Solutions
- Dispute Advisory Services
- Financial Enterprise & Data Analytics ("FEDA")
- Financial Services
- Forensic Accounting & Advisory Services ("FAAS")
- Global Risk & Investigations Practice ("GRIP")
- Government Contracts
- Health Solutions
- Insurance
- Intellectual Property
- Trial Services

Clients

- Corporations
- Boards of Directors
- Governments
- Law Firms



	2010	2011	2012	2013	2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	2015	Q1 2016
Segment Revenue	$379,780	$428,730	$407,586	$433,632	$483,380	$123,265	$126,131	$116,158	$116,715	$482,269	$119,004
Segment Gross Profit Margin	37.5%	36.5%	33.8%	35.9%	36.6%	36.3%	35.2%	30.0%	26.7%	32.2%	32.7%
Segment SG&A	$69,712	$78,745	$80,842	$84,616	$90,707	$23,634	$25,347	$22,349	$23,387	$94,717	$20,192
Adjusted Segment EBITDA[1]	$76,402	$80,923	$60,566	$74,481	$90,468	$22,071	$19,979	$13,406	$8,811	$64,267	$19,808
Adjusted Segment EBITDA Margin[1]	20.1%	18.9%	14.9%	17.2%	18.7%	17.9%	15.8%	11.5%	7.5%	13.3%	16.6%
Segment Billable Headcount	911	957	952	1,061	1,154	1,145	1,169	1,209	1,131	1,131	1,132

(in thousands, except percentages and headcount data) (unaudited)

[1] See accompanying financial tables and "End Notes: FTI Consulting Non-GAAP Data Reconciliations" for the definition and reconciliations of Adjusted Segment EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP measure, and the definition of Adjusted Segment EBITDA Margin.

FTI CONSULTING 8

Forensic and Litigation Consulting (continued)

Segment Offering

The Forensic and Litigation Consulting segment provides a complete range of multidisciplinary, independent dispute advisory, investigative, data acquisition/analysis and forensic accounting services. Our professionals combine end-to-end capabilities when clients face high stakes litigation, arbitration and compliance investigations and regulatory scrutiny.

Medium–Term Initiatives

Reinvest behind core areas of strength e.g., FAAS, FEDA

Grow key regions where we have a right to win in e.g., with a focus in construction & environmental solutions

Invest behind people to expand key businesses e.g., insurance, cyber security

Q1 2016 Form 10–Q Management’s Discussion & Analysis

Revenues decreased $4.3 million, or 3.5%, to $119.0 million for the three months ended March 31, 2016, which included a 1.4% estimated negative impact from foreign currency translation.

? Excluding the estimated impact of foreign currency translation, revenues decreased by $2.6 million, or 2.1%, due to lower demand and success fees in our health solutions practice, lower demand in both our construction solutions practice and our global dispute advisory services practice.

? These decreases were partially offset by increased demand in our global financial and enterprise data analytics practice and our global risk and investigations practice.

Gross profit decreased $5.8 million, or 12.9%, to $38.9 million for the three months ended March 31, 2016. Gross profit margin decreased 3.6 percentage points for the three months ended

March 31, 2016.

? This was driven by a decrease in demand and success fees in our health solution practice, and lower demand in our construction solutions practice.

? This decline was partially offset by higher utilization in our global financial and enterprise data analytics practice.

Adjusted Segment EBITDA was $19.8 million or 16.6% of revenues compared to $22.1 million or 17.9% of segment revenues in the prior year quarter.

Economic Consulting

Services

- Antitrust & Competition Economics
- Business Valuation
- Center for Healthcare Economics & Policy
- Intellectual Property
- International Arbitration
- Labor & Employment
- Public Policy
- Regulated Industries
- Securities Litigation & Risk Management

Clients

- Corporations
- Government Entities
- Law Firms

	2010	2011	2012	2013	2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	2015	Q1 2016
Segment Revenue	$255,660	$ 353,981	$391,622	$447,366	$451,040	$106,081	$108,698	$114,541	$118,589	$447,909	$130,731
Segment Gross Profit Margin	33.2%	31.4%	32.3%	32.9%	27.0%	24.6%	26.9%	27.4%	28.1%	26.8%	28.2%
Segment SG&A	$37,879	$46,802	$51,912	$58,282	$66,159	$15,501	$14,858	$15,538	$15,316	$61,213	$16,426
Adjusted Segment EBITDA[1]	$49,481	$67,028	$77,461	$92,204	$59,282	$11,556	$15,292	$16,654	$18,828	$62,330	$21,319
Adjusted Segment EBITDA Margin[1]	19.4%	18.9%	19.8%	20.6%	13.1%	10.9%	14.1%	14.5%	15.9%	13.9%	16.3%
Segment Billable Headcount	297	433	474	530	574	566	554	594	599	599	607

(in thousands, except percentages and headcount data) (unaudited)

[1] See accompanying financial tables and "End Notes: FTI Consulting Non-GAAP Data Reconciliations" for the definition and reconciliations of Adjusted Segment EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP measure, and the definition of Adjusted Segment EBITDA Margin.

FTI CONSULTING
10

Economic Consulting (continued)

Segment Offering

The Economic Consulting segment provides analysis of complex economic issues. We help our clients with legal, regulatory and international arbitration proceedings; strategic decision making; and public policy debates in the U.S. and around the world. We deliver sophisticated economic analysis and modeling of issues arising in M&A transactions, complex antitrust litigation, commercial disputes, international arbitration, regulatory proceedings and a wide range of securities litigation. Our statistical and economic experts help clients analyze complex economic issues, such as the economic impact of deregulation on a particular industry or the amount of damages suffered by a business as a result of particular events.

Medium–Term Initiatives

Continue driving Compass Lexecon

Expand international arbitration, energy and Center for Healthcare Economics and Policy offerings

Continue to expand cross-segment collaboration

Q1 2016 Form 10–Q Management’s Discussion & Analysis

Revenues increased $24.7 million, or 23.2%, to $130.7 million for the three months ended March 31, 2016, which included a 1.2% estimated negative impact from foreign currency translation.

? Excluding the estimated impact of foreign currency translation, revenues increased by $25.9 million, or 24.4%, primarily due to higher demand for our M&A-related antitrust services, financial economics services and other litigation services in EMEA.

Gross profit increased $10.7 million, or 40.9%, to $36.8 million for the three months ended March 31, 2016. Gross profit margin increased 3.5 percentage points for the three months ended March 31, 2016.

? This increase was primarily driven by higher utilization in North America and higher realized bill rates in EMEA and North America.

Adjusted Segment EBITDA was $21.3 million or 16.3% of revenues compared to $11.6 million or 10.9% of revenues in the prior year quarter.

Technology

Software & Services

Computer Forensics & Investigations Discovery Consulting E-discovery Software & Services

Clients

Corporations

Government Agencies

Law Firms

2010 2011 2012 2013 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 2015 Q1 2016

Segment Revenue $176,607 $218,738 $195,194 $202,663 $241,310 $54,654 $61,826 $55,568 $46,551 $218,599 $48,281

Segment Gross Profit

Margin 62.7% 60.0% 54.9% 52.2% 48.0% 44.7% 43.6% 43.9% 40.7% 43.3% 41.5%

Segment SG&A $ 59,721 $65,322 $62,436 $59,890 $68,162 $18,026 $18,297 $17,386 $17,411 $71,120 $16,014

Adjusted Segment

EBITDA1 $64,358 $77,011 $57,203 $60,655 $63,545 $10,073 $12,166 $10,813 $5,958 $39,010 $7,823

Adjusted Segment

EBITDA Margin1 36.4% 35.2% 29.3% 29.9% 26.3% 18.4% 19.7% 19.5% 12.8% 17.8% 16.2%

Segment Billable

Headcount 257 290 277 306 344 360 364 354 349 349 313

(in thousands, except percentages and headcount data) (unaudited)

1 See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition and reconciliations of Adjusted Segment

EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP measure, and the definition of Adjusted Segment EBITDA Margin.

Technology (continued)

Segment Offering

The Technology segment is a leading provider of software, services and consulting for e-discovery and information management. We assist clients with internal, regulatory and global investigations, early case assessment, litigation and joint defense, antitrust and competition investigations, including pre-merger notification “Second Request”, and the secure management, analysis and use of critical corporate information. We provide a comprehensive suite of software and services to help clients locate, review and produce electronically stored information (“ESI”) including e-mail, computer files, voicemail, instant messaging and financial and transactional data. Our proprietary Ringtail® software and Acuity® managed review are used for e-discovery and document review in litigation and secure information management.

Medium–Term Initiatives

Increased investment in sales and marketing

Ongoing investment in new products and services and geographic expansion to stay leading edge with respect to the most complicated, major corporate events

Q1 2016 Form 10–Q Management’s Discussion & Analysis

Revenues decreased $6.4 million, or 11.7%, to $48.3 million for the three months ended March 31, 2016, which included a 1.3% estimated negative impact from foreign currency translation.

? Excluding the estimated impact of foreign currency translation, revenues decreased by $5.7 million, or 10.4%, largely due to reduced demand for cross-border investigations and financial services litigations, partially offset by an increase in M&A-related second request activity.

Gross profit decreased $4.4 million, or 17.9%, to $20.1 million for the three months ended March 31, 2016. Gross profit margin decreased 3.2 percentage points for the three months ended March 31, 2016.

? The decrease in gross profit margin was due to lower demand for managed review services and lower realized pricing for consulting based on the mix of clients.

Adjusted Segment EBITDA was $7.8 million or 16.2% of segment revenues compared to $10.1 million or 18.4% of segment revenues in the prior year quarter.

Strategic Communications

Services

- Corporate Communications
- Creative Engagement & Digital Communications
- Crisis Communications
- Employee Engagement & Change Communications
- Financial Communications
- Litigation Communications
- M&A Communications
- Public Affairs
- Restructuring & Financial Issues
- Shareholder Activism & Proxy Advisory
- Strategy Consulting & Research

Clients

- CEOs
- CFOs
- Chief Communications Officers
- Investor Relations Officers
- Boards of Directors

	2010	2011	2012	2013	2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	2015	Q1 2016
Segment Revenue	$193,198	$200,910	$187,750	$186,245	$189,367	$42,126	$43,369	$55,716	$48,763	$189,974	$45,113
Segment Gross Profit Margin	37.4%	37.2%	36.9%	34.7%	36.7%	37.4%	36.9%	33.0%	38.4%	36.3%	38.0%
Segment SG&A	$46,469	$50,919	$46,852	$47,874	$48,890	$10,444	$10,747	$10,058	$11,471	$42,720	$11,408
Adjusted Segment EBITDA[1]	$28,971	$26,801	$25,019	$18,737	$22,588	$5,752	$5,631	$8,717	$7,627	$27,727	$6,108
Adjusted Segment EBITDA Margin[1]	15.0%	13.3%	13.3%	10.1%	11.9%	13.7%	13.0%	15.6%	15.6%	14.6%	13.5%
Segment Billable Headcount	583	582	593	590	566	556	551	594	599	599	601

(in thousands, except percentages and headcount data) (unaudited)

[1] See accompanying financial tables and "End Notes: FTI Consulting Non-GAAP Data Reconciliations" for the definition and reconciliations of Adjusted Segment EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP measure, and the definition of Adjusted Segment EBITDA Margin.

FTI CONSULTING

14

Strategic Communications (continued)

Segment Offering

The Strategic Communications segment provides advice and consulting services relating to financial and corporate communications and investor relations, reputation management and brand communications, public affairs, business consulting and digital design and marketing.

Medium–Term Initiatives

Reinforce financial and corporate communications positions

Continued expansion of public affairs practice

Focus on EBIT improvement

Q1 2016 Form 10–Q Management’s Discussion & Analysis

Revenues increased $3.0 million, or 7.1%, to $45.1 million for the three months ended March 31, 2016, which included a 3.3% estimated negative impact from foreign currency translation.

? Excluding the estimated impact of foreign currency translation, revenues increased by $4.4 million, or 10.4%, primarily driven by increased project-based revenues in North America and EMEA, predominantly in public affairs and financial communications-related engagements, and increased pass-through income, which was partially offset by a decrease in revenue from crisis mandates.

Gross profit increased $1.4 million, or 8.7%, to $17.1 million for the three months ended March 31, 2016. Gross profit margin increased 0.6 percentage points for the three months ended March 31, 2016.

? The increase in gross profit margin was primarily due to improved staff leverage, which was partially offset by a higher proportion of revenues from lower margin pass-through income.

Adjusted Segment EBITDA was $6.1 million or 13.5% of segment revenues compared to $5.8 million or 13.7% of segment revenues in the prior year quarter.

Financial Overview

Revenues and Adjusted Earnings Per Share

$2,100 Revenues $1,840—$1,870 $1,756 $1,779 $1,750 $1,652 $1,567 $1,577 $1,400 $1,401 $1,400

Millions) $1,050 $ ( $700 $470.3 $350

$0

FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 Q1 2016 2016 Guidance

$3.00 $2.63 Adjusted Earnings Per Share

$2.37 $2.15—$2.45

$2.50

$2.13 $2.17 $2.09

$2.00 $1.84

$1.64

$1.50

$1.00 $0.83

$0.50

$0.00

FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 Q1 2016 2016 Guidance

See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition and reconciliations of Adjusted Earnings Per Share, which is a non-GAAP financial measure, to the most directly comparable GAAP measure.

Financial Profile

In thousands, except for DSOs

Q1 2016 Q1 2015 Q4 2015 FY 2015 FY 2014

Cash and cash equivalents $ 114,451 $ 225,295 $ 149,760 $ 149,760 $ 283,680

Accounts receivable, net $ 553,230 $ 513,285 $ 499,784 $ 499,784 $ 485,101

Days sales outstanding (“DSO”)1 98 101 97 97 97

Net cash (used in) provided by $ (33,099) $ (51,333) $ 96,617 $ 139,920 $ 135,401 operating activities

Purchases of property and $ 6,362 $ 8,876 $ 6,725 $ 31,399 $ 39,256 equipment

Payments for acquisition of

— — — $ 575 $ 23,467 businesses, net of cash received

Purchase and retirement of common $ 2,903 — $ 26,532 $ 26,532 $ 4,367 stock

Total debt $ 507,000 $ 711,000 $ 500,000 $ 500,000 $ 711,000

(1) DSO is a performance measure used to assess how quickly revenues are collected by the Company. We calculate DSO at the end of each reporting period by dividing net accounts receivable reduced by billings in excess of services provided, by revenue for the quarter, adjusted for changes in foreign exchange rates. We multiply the result by the number of days in the quarter.

Appendix

Year-to-Date 2016

Awards & Accolades

Forbes magazine named FTI Consulting to inaugural list of

America’s Best Management Consulting Firms in 17 categories, and receives “Disproportionately High

Number of Client Recommendations”

Who’s Who Legal recognized four Compass Lexecon experts, Dennis Carlton, Janusz Ordover, Jonathan Orszag and Jorge Padilla as the 2016 Most Highly Regarded Individuals in Competition

Compass Lexecon won several matters that won 2016 Global

Competition Review awards and Compass Lexecon’s Neil

Dryden the 2016 Economist of the Year

FTI Technology recognized as Top Data Visualization Solution Provider by CIOReview’s 20 Most Promising Data Visualization Solution Providers

Carlin Adrianopoli, Senior Managing Director in Corporate Finance & Restructuring, Named to Turnarounds & Workouts’

People to Watch in 2016

Strategic Communications recently won two top awards at the 2016 PRCA City and Financial PR Awards event for the Best Crisis Communications Campaign and Best Social Media Campaign

Who’s Who Legal named FTI Consulting the 2016 Arbitration Expert Firm of the Year and Compass Lexecon the 2016 Competition Economist Firm of the Year (2016 and 2015);

Arbitration 2016 list included 19 experts from FTI Consulting and 15 experts from Compass Lexecon; Competition 2016 list included 30 Compass Lexecon experts

FTI Consulting receives top ranking, selected by ALM Intelligence for Vanguard Honors in Transaction Advisory

Services for the 2016 report

Compass Lexecon’s Dennis Carlton and Bryan Keating won the Best Academic Economics Article in Antitrust at the 2016

Antitrust Writing Awards, presented by Concurrences and George Washington University Law School

FTI Technology named to 100 Companies That Matter in Knowledge Management list by KMWorld magazine for the sixth consecutive year

FTI Consulting Professionals recognized as leading forensic accountants and digital forensic experts by Who’s Who Legal Investigations 2016 list

Voted #1 Intellectual Property Litigation Consulting Services provider in The National Law Journal’s “Best of 2016” list; also named leading Litigation Valuation Provider, Jury Consultant,

Demonstrative Evidence Provider and Trial Technology “Hot Seat” Provider

Financial Tables

Q1 2016 – FY 2009 Reconciliations of Non-GAAP Financial Measures

Q1 2016 - FY 2009 Reconciliations of Net Income (Loss) to Adjusted Net Income and Earnings (Loss) Per Share to Adjusted Earnings Per Share

In thousands, except for per share data

	Q1 2016	2015	2014	2013	2012	2011	2010	2009
Net income (loss)	$30,181	$66,053	$58,807	($10,594)	($36,986)	$103,903	$65,984	$139,843
Add back:								
Special charges, net of tax	3,269	-	9,637	23,267	19,115	9,285	32,733	-
Goodwill impairment charge	-	-	-	83,752	110,387	-	-	-
Loss on early extinguishment of debt, net of tax	-	11,881	-	-	2,910	-	3,019	-
Remeasurement of acquisition-related contingent consideration, net of tax	600	(1,120)	(1,718)	(12,054)	(5,228)	(9,953)	-	-
Adjusted Net Income [1]	**$34,050**	**$76,814**	**$66,726**	**$84,371**	**$90,198**	**$103,235**	**$101,736**	**$139,843**
Earnings (loss) per common share – diluted	**$0.73**	**$1.58**	**$1.44**	**($0.27)**	**($0.92)**	**$2.39**	**$1.38**	**$2.63**
Add back:								
Special charges, net of tax	0.08	-	0.24	0.59	0.47	0.21	0.69	-
Goodwill impairment charge	-	-	-	2.14	2.74	-	-	-
Loss on early extinguishment of debt, net of tax	-	0.28	-	-	0.07	-	0.06	-
Remeasurement of acquisition-related contingent consideration, net of tax	0.02	(0.02)	(0.04)	(0.30)	(0.13)	(0.23)	-	-
Impact of denominator for diluted adjusted earnings per common share	-	-	-	(0.07)	(0.06)	-	-	-
Adjusted earnings per common share – diluted [1]	$0.83	$1.84	$1.64	$2.09	$2.17	$2.37	$2.13	$2.63
Weighted average number of common shares outstanding – diluted	41,148	41,729	40,729	40,421	41,578	43,473	47,664	53,127

[1] See "End Notes: FTI Consulting Non-GAAP Data Reconciliations" for the definition of Adjusted Net Income and Adjusted Earnings per Share.

FTI CONSULTING

22

Q1 2016 and FY 2015: Reconciliation of Net Income And Operating Income to Adjusted EBITDA

In thousands

Three Months Ended March 31, 2016	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							**$30,181**
Interest income and other							(2,557)
Interest expense							6,229
Income tax provision							18,386
Operating income [1]	**$30,076**	**$18,213**	**$20,211**	**($1,180)**	**$3,665**	**($18,746)**	**$52,239**
Depreciation and amortization	722	1,079	925	3,784	519	942	7,971
Amortization of other intangible assets	805	516	183	158	944	-	2,606
Special charges	-	-	-	5,061	-	-	5,061
Remeasurement of acquisition-related contingent consideration	-	-	-	-	980	-	980
Adjusted EBITDA [1]	**$31,603**	**$19,808**	**$21,319**	**$7,823**	**$6,108**	**($17,804)**	**$68,857**

Year Ended December 31, 2015	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							**$66,053**
Interest income and other							(3,232)
Interest expense							42,768
Loss on early extinguishment of debt							19,589
Income tax provision							39,333
Operating income [1]	**$85,207**	**$58,185**	**$57,912**	**$22,832**	**$21,723**	**($81,348)**	**$164,511**
Depreciation and amortization	2,835	3,860	3,562	15,390	2,070	3,675	31,392
Amortization of other intangible assets	3,550	2,222	1,232	788	3,934	-	11,726
Remeasurement of acquisition-related contingent consideration	(1,491)	-	(376)	-	-	-	(1,867)
Adjusted EBITDA [1]	**$90,101**	**$64,267**	**$62,330**	**$39,010**	**$27,727**	**($77,673)**	**$205,762**

[1] See "End Notes: FTI Consulting Non-GAAP Data Reconciliations" for the definition of Segment Operating Income, Adjusted EBITDA and Adjusted Segment EBITDA.

FTI CONSULTING
23

Q1 and Q2 2015: Reconciliation of Net Income And Operating Income to Adjusted EBITDA

In thousands

Three Months Ended March 31, 2015	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							**$23,686**
Interest income and other							137
Interest expense							12,368
Income tax provision							11,657
Operating income [(1)]	**$20,764**	**$20,474**	**$10,296**	**$6,198**	**$4,197**	**($14,081)**	**$47,848**
Depreciation and amortization	782	1,015	952	3,677	565	817	7,808
Amortization of other intangible assets	934	582	308	198	990	-	3,012
Adjusted EBITDA [(1)]	**$22,480**	**$22,071**	**$11,556**	**$10,073**	**$5,752**	**($13,264)**	**$58,668**

Three Months Ended June 30, 2015	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							**$21,709**
Interest income and other							(950)
Interest expense							12,473
Income tax provision							13,922
Operating income [(1)]	**$21,906**	**$18,476**	**$14,282**	**$8,465**	**$4,126**	**($20,101)**	**$47,154**
Depreciation and amortization	682	922	886	3,508	515	790	7,303
Amortization of other intangible assets	935	581	308	193	990	-	3,007
Remeasurement of acquisition-related contingent consideration	(1,491)	-	(184)	-	-	-	(1,675)
Adjusted EBITDA [(1)]	**$22,032**	**$19,979**	**$15,292**	**$12,166**	**$5,631**	**($19,311)**	**$55,789**

[(1)] See "End Notes: FTI Consulting Non-GAAP Data Reconciliations" for the definition of Segment Operating Income, Adjusted EBITDA and Adjusted Segment EBITDA.

FTI CONSULTING

24

Q3 and Q4 2015: Reconciliation of Net Income And Operating Income to Adjusted EBITDA

In thousands

Three Months Ended September 31, 2015	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							**$10,309**
Interest income and other							(2,027)
Interest expense							11,696
Loss on early extinguishment of debt							19,589
Income tax provision							6,177
Operating income [1]	**$25,112**	**$11,944**	**$15,498**	**$6,830**	**$7,235**	**($20,875)**	**$45,744**
Depreciation and amortization	677	925	848	3,784	499	725	7,458
Amortization of other intangible assets	873	537	308	199	983	-	2,900
Adjusted EBITDA [1]	**$26,662**	**$13,406**	**$16,654**	**$10,813**	**$8,717**	**($20,150)**	**$56,102**

Three Months Ended December 31, 2015	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							**$10,349**
Interest income and other							(392)
Interest expense							6,231
Income tax provision							7,577
Operating income [1]	**$17,425**	**$7,291**	**$17,836**	**$1,339**	**$6,165**	**($26,291)**	**$23,765**
Depreciation and amortization	694	998	876	4,421	491	1,343	8,823
Amortization of other intangible assets	808	522	308	198	971	-	2,807
Remeasurement of acquisition-related contingent consideration	-	-	(192)	-	-	-	(192)
Adjusted EBITDA [1]	**$18,927**	**$8,811**	**$18,828**	**$5,958**	**$7,627**	**($24,948)**	**$35,203**

[1] See "End Notes: FTI Consulting Non-GAAP Data Reconciliations" for the definition of Segment Operating Income, Adjusted EBITDA and Adjusted Segment EBITDA.

FTI CONSULTING

25

Reconciliation of 2014 and 2013 Net Income (Loss) And Operating Income (Loss) to Adjusted EBITDA

In thousands

Year Ended December 31, 2014	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Corporate	Total
Net income							**$58,807**
Interest income and other							(4,670)
Interest expense							50,685
Income tax provision							42,604
Operating income (1)	**$46,913**	**$83,180**	**$55,282**	**$46,906**	**$15,603**	**($100,458)**	**$147,426**
Depreciation and amortization	3,568	4,301	4,068	15,768	2,562	3,722	33,989
Amortization of other intangible assets	5,589	3,613	1,047	852	4,420	-	15,521
Special charges	84	308	12	19	3	15,913	16,339
Remeasurement of acquisition-related contingent consideration	(662)	(934)	(1,127)	-	-	-	(2,723)
Adjusted EBITDA (1)	**$55,492**	**$90,468**	**$59,282**	**$63,545**	**$22,588**	**($80,823)**	**$210,552**

Year Ended December 31, 2013	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Corporate	Total
Net loss							**($10,594)**
Interest income and other							(1,748)
Interest expense							51,376
Income tax provision							42,405
Operating income (loss)[1]	**$58,594**	**$68,211**	**$86,714**	**$38,038**	**($72,129)**	**($97,989)**	**$81,439**
Depreciation and amortization of intangible assets	9,929	6,100	5,479	22,601	7,048	4,338	55,495
Special charges	10,274	2,111	11	16	66	25,936	38,414
Goodwill impairment charge	-	-	-	-	83,752	-	83,752
Remeasurement of acquisition-related contingent consideration	(11,614)	(1,941)	-	-	-	-	(13,555)
Adjusted EBITDA[1]	**$67,183**	**$74,481**	**$92,204**	**$60,655**	**$18,737**	**($67,715)**	**$245,545**

(1) See "End Notes: FTI Consulting Non-GAAP Data Reconciliation" for definitions of Segment Operating Income (Loss), Adjusted EBITDA and Adjusted Segment EBITDA.

FTI CONSULTING

26

Reconciliation of 2012 and 2011 Net Income (Loss) And Operating Income (Loss) to Adjusted EBITDA

In thousands

Year Ended December 31, 2012	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Corporate	Total
Net loss							**($36,986)**
Interest income and other							(5,659)
Interest expense							56,731
Income tax provision							40,100
Loss on early extinguishment of debt							4,850
Operating income (loss) (1)	**$80,970**	**$45,809**	**$71,992**	**$33,642**	**($97,298)**	**($76,079)**	**$59,036**
Depreciation and amortization of intangible assets	8,835	6,487	4,478	20,447	7,218	4,546	52,011
Special charges	11,332	8,276	991	3,114	4,712	1,132	29,557
Goodwill impairment charge	-	-	-	-	110,387	-	110,387
Remeasurement of acquisition-related contingent consideration	(5,221)	(6)	-	-	-	-	(5,227)
Adjusted EBITDA (1)	**$95,916**	**$60,566**	**$77,461**	**$57,203**	**$25,019**	**($70,401)**	**$245,764**

Year Ended December 31, 2011	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Corporate	Total
Net income							**$103,903**
Interest income and other							(6,304)
Interest expense							58,624
Income tax provision							49,224
Operating income (1)	**$66,591**	**$74,831**	**$60,890**	**$57,917**	**$19,066**	**($73,848)**	**$205,447**
Depreciation and amortization of intangible assets	8,902	6,215	4,045	19,094	7,735	4,962	50,953
Special charges	9,440	839	2,093	-	-	2,840	15,212
Remeasurement of acquisition-related contingent consideration	(8,991)	(962)	-	-	-	-	(9,953)
Adjusted EBITDA (1)	**$75,942**	**$80,923**	**$67,028**	**$77,011**	**$26,801**	**($66,046)**	**$261,659**

FTI CONSULTING

(1) See "End Notes: FTI Consulting Non-GAAP Data Reconciliation" for definitions of Segment Operating Income (Loss), Adjusted EBITDA and Adjusted Segment EBITDA.

27

Reconciliation of 2010 and 2009 Net Income And Operating Income to Adjusted EBITDA

In thousands

Year Ended December 31, 2010	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Corporate	Total
Net income							**$65,984**
Interest income and other							(4,423)
Interest expense							50,263
Income tax provision							41,407
Loss on early extinguishment of debt							5,161
Operating income [1]	**$89,861**	**$62,759**	**$39,180**	**$27,569**	**$11,602**	**($72,579)**	**$158,392**
Depreciation and amortization of intangible assets	9,730	7,447	3,634	20,876	8,325	5,232	55,244
Special charges	8,561	6,196	6,667	15,913	9,044	4,750	51,131
Adjusted EBITDA [1]	**$108,152**	**$76,402**	**$49,481**	**$64,358**	**$28,971**	**($62,597)**	**$264,767**

Year Ended December 31, 2009	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							**$139,843**
Interest income and other							(8,408)
Interest expense							44,923
Income tax provision							81,825
Operating income [1]	**$150,092**	**$83,290**	**$43,650**	**$37,410**	**$16,455**	**($72,714)**	**$258,183**
Depreciation and amortization of intangible assets	9,794	5,520	3,917	19,721	8,486	6,027	53,465
Adjusted EBITDA [1]	**$159,886**	**$88,810**	**$47,567**	**$57,131**	**$24,941**	**($66,687)**	**$311,648**

[1] See "End Notes: FTI Consulting Non-GAAP Data Reconciliations" for the definition of Segment Operating Income, Adjusted EBITDA and Adjusted Segment EBITDA

FTI CONSULTING

28

End Notes: FTI Consulting Non-GAAP Data Reconciliations

We define Adjusted Net Income and Adjusted Earnings per Diluted Share (“Adjusted EPS”) as Net Income and Earnings Per Diluted Share, respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. We use Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total Company operating performance on a consistent basis. We believe that this measure, when considered together with our GAAP financial results, provides management and investors with a more complete understanding of our business operating results, including underlying trends, by excluding the effects of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt.

We define Segment Operating Income (Loss) as a segment’s share of consolidated operating income (loss). We define Total Segment Operating Income (Loss) as the total of Segment Operating Income (Loss) for all segments, which excludes unallocated corporate expenses. We use Segment Operating Income (Loss) for the purpose of calculating Adjusted Segment EBITDA (Loss). We define Adjusted EBITDA as consolidated net income (loss) before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. We define Adjusted Segment EBITDA as a segment’s share of consolidated operating income (loss) before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. We define Total Adjusted Segment EBITDA as the total of Adjusted Segment EBITDA for all segments, which excludes unallocated corporate expenses. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of total revenues. We define Adjusted Segment EBITDA margin as Adjusted Segment EBITDA as a percentage of a segment’s share of revenue. We use Adjusted Segment EBITDA to internally evaluate the financial performance of our segments because we believe it is a useful supplemental measure which reflects current core operating performance and provides an indicator of the segment’s ability to generate cash. We also believe that these measures, when considered together with our GAAP financial results, provide management and investors with a more complete understanding of our operating results, including underlying trends, by excluding the effects of remeasurement of acquisition-related contingent consideration, special charges, and goodwill impairment charges. In addition, EBITDA and Adjusted EBITDA are common alternative measures of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that these measures, considered along with corresponding GAAP measures, provide management and investors with additional information for comparison of our operating results to the operating results of other companies.

Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Consolidated Statements of Comprehensive Income (Loss).

Critical Thinking at the Critical Time ™